Exhibit (j)(2)

                         CONSENT OF INDEPENDENT AUDITORS



We  consent  to  the  reference  to  our  firm  under  the  captions  "Financial
Highlights" and "Independent Auditors and Reports to Shareholders" and to the use of our reports dated June 10, 2003, which are incorporated by reference, in this Registration Statement (Form N-1A No. 333-14527) of National Investors Cash Management Fund, Inc.


                                                  /s/ ERNST & YOUNG LLP
                                                  ---------------------
                                                  ERNST & YOUNG LLP


New York, New York
August 26, 2003